SUPPLEMENT DATED MARCH 28, 2023 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES FOR:
Invesco® V.I. Nasdaq 100 Buffer Fund – September
Invesco® V.I. Nasdaq 100 Buffer Fund – December
Invesco® V.I. Nasdaq 100 Buffer Fund – March
Invesco® V.I. Nasdaq 100 Buffer Fund – June
Invesco® V.I. S&P 500 Buffer Fund – September
Invesco® V.I. S&P 500 Buffer Fund – December
Invesco® V.I. S&P 500 Buffer Fund – March
Invesco® V.I. S&P 500 Buffer Fund – June
(each, a “Fund” and collectively the “Funds”)
This supplement amends the Summary and Statutory Prospectuses of the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco Asset Management Limited
Portfolio Managers	Title	Length of Service on the Fund
John Burrello, CFA	Portfolio Manager	2023

Ali Zouiten	Portfolio Manager	2021

The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
Investment management decisions for the Fund are made by the investment management teams at Invesco and Invesco Asset Management.
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
John Burrello, CFA, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2012.
▪
Ali Zouiten, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco Asset Management and/or its affiliates since 2019. From 2017 to 2019, he was associated with HSBC Asset Management where he served as Head of Investments for Product Development. From 2011 to 2019, he was associated with Baloise Group in Switzerland, where he served as Specialist for Hedging and Financial Structures.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
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